UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 20, 2006
THE TALBOTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12552	41-1111318

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (781) 749-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 1 – Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
Renewal of Banking Facilities
     On January 20, 2006, effective January 28, 2006, Mizuho Corporate Bank, Ltd. approved an extension of its credit agreement with The Talbots, Inc. to January 25, 2008. The facility provides for maximum available borrowing of $18,000,000.
     The credit facilities can be extended annually upon mutual agreement. Interest terms on the unsecured revolving credit agreements are fixed, at the Company’s option, for periods of one, three, or six months.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1	Amendment No. 2 to the Revolving Credit Agreement dated as of January 28, 2004 between The Talbots, Inc. and Mizuho Corporate Bank, Ltd.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.
Date January 24, 2006	By:	/s/ Carol Stone
Name: Carol Stone
Title: Vice President, Corporate Controller